SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to 240.14a-12

                                CVR ENERGY, INC.
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

On March 14, 2012, Carl C. Icahn and affiliated entities filed an amendment to their Schedule TO (which also amended their Schedule 13D) relating to CVR Energy, Inc., a copy of which is filed herewith as Exhibit 1.


SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF CVR ENERGY, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF CVR ENERGY, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 13D FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2012.

                                                                       EXHIBIT 1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE TO/A
    (RULE 14D-100) TENDER OFFER STATEMENT UNDER SECTION 14(D)(1) OR 13(E)(1)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 2)

                                CVR ENERGY, INC.
                       (NAME OF SUBJECT COMPANY (ISSUER))

                                 IEP Energy LLC
                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                           (NAMES OF FILING PERSONS)*

                         COMMON STOCK, PAR VALUE $0.01
                         (TITLE OF CLASS OF SECURITIES)

                                   12662P108
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                            KEITH L. SCHAITKIN, ESQ.
                                GENERAL COUNSEL
                                ICAHN CAPITAL LP
                          767 FIFTH AVENUE, 47TH FLOOR
                            NEW YORK, NEW YORK 10153
                                 (212) 702-4380
  (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES
                AND COMMUNICATIONS ON BEHALF OF FILING PERSONS)


                           CALCULATION OF FILING FEE

TRANSACTION VALUATION:                                     AMOUNT OF FILING FEE:
$2,219,678,130*                                            $254,375.11**

* Calculated solely for purposes of determining the filing fee. The transaction value was calculated as follows: 73,989,271 shares of common stock of the Issuer multiplied by $30 per share. The number of shares used in the transaction value calculation is based on the 86,573,498 shares stated to be issued and outstanding according to the Issuer in its Form 10Q filed with the Securities and Exchange Commission on November 7, 20111, less 12,584,227 shares beneficially owned, as of February 22, 2012, by the Offeror and its affiliates.

** The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and Fee Rate Advisory
     #3 for fiscal year 2012, issued September 29, 2011, by multiplying the transaction value by 0.0001146.

/x/  Check  the  box  if  any  part  of  the  fee  is offset as provided by Rule
     0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


Amount previously paid: $254,375.11             Filing Party: Icahn Enterprises
                                                                Holdings LP

Form or registration no.: Schedule TO-T         Date Filed: February 23, 2012

/ / Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

/x/  third party tender offer subject to Rule 14d-1
/ /  going-private transaction subject to Rule 13e-3
/ /  issuer tender offer subject to Rule 13e-4
/x/  amendment to Schedule 13D under Rule 13d-2

Check the following box if the filing is a final amendment reporting the results of the tender offer: / /

                     COMBINED SCHEDULE TO AND SCHEDULE 13D

     * Introductory Note: IEP Energy LLC and Icahn Enterprises Holdings L.P. are co-bidders for all purposes in the Offer. IEP Energy LLC is a wholly-owned subsidiary of Icahn Enterprises Holdings L.P.

     This Amendment No. 2 amends and supplements the Tender Offer Statement on Schedule TO filed on February 23, 2012 (as previously amended, the "Schedule TO") relating to the offer by IEP Energy LLC, a Delaware limited liability company ("IEP Energy") and Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Enterprises Holdings", and together with IEP Energy, the "Offeror"), to purchase for cash all of the issued and outstanding shares of common stock, par value $0.01 per share (the "Common Stock") of CVR Energy, Inc., a Delaware corporation ("CVR"), including the associated rights issued pursuant to the Rights Agreement, dated as of January 13, 2012, between CVR and American Stock Transfer & Trust Company, LLC, as Rights Agent, that are issued and outstanding (the "Rights", and together with the Common Stock, the "Shares") at a price of $30.00 per Share, without interest and less any required withholding taxes, plus one nontransferable contingent cash payment right for each Share. Both IEP Energy and Icahn Enterprises Holdings are co-bidders for all purposes in the Offer. Capitalized terms used herein and not otherwise defined have the respective meanings ascribed in the Schedule TO.

     The Offer is subject to the terms and conditions set forth in the Offer to Purchase, dated February 23, 2012 (the "Offer to Purchase"). The Offer to Purchase, the related Letter of Transmittal (the "Letter of Transmittal") and Notice of Guaranteed Delivery, copies of which are attached hereto as Exhibits
(a)(1)(i),  (a)(1)(ii)  and  (a)(1)(iii),  respectively, constitute the "Offer".

     As permitted by General Instruction F to Schedule TO, the information set forth in the entire Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery, including all appendices, schedules, exhibits and annexes thereto, is hereby expressly incorporated by reference in response to Items 1 through 11 of this Schedule TO and is supplemented by the information specifically provided herein.

     As permitted by General Instruction G to Schedule TO, this Schedule TO is also an amendment to the joint statement on Schedule 13D filed on January 13, 2012, as amended, by Icahn Enterprises Holdings, Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, and Carl C. Icahn (collectively, the "Icahn Entities").

ITEMS 1-11.

     Items 1 through 11 of the Schedule TO are hereby amended and supplemented by the addition of the following:

     On March 14, 2012, the Offeror issued a press release relating to the Offer. A copy of this press release is filed herewith as Exhibit (a)(5)(iv) and incorporated herein by reference.

ITEM 12. EXHIBITS

Exhibit          Description
-------          -----------
(a)(5)(iv)       Press Release issued by the Offeror, dated March 14, 2012.

                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                            ICAHN PARTNERS LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND II LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN PARTNERS MASTER FUND III LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            HIGH RIVER LIMITED PARTNERSHIP
                                              BY:  HOPPER INVESTMENTS LLC, ITS
                                                   GENERAL PARTNER
                                              BY:  BARBERRY CORP., ITS SOLE
                                                   MEMBER


                                              By:  /s/ EDWARD MATTNER
                                                   ------------------
                                                   Name:  EDWARD MATTNER
                                                   Title: AUTHORIZED SIGNATORY


                                            HOPPER INVESTMENTS LLC
                                              BY:  BARBERRY CORP., ITS SOLE
                                                   MEMBER


                                              By:  /s/ EDWARD MATTNER
                                                   ------------------
                                                   Name:  EDWARD MATTNER
                                                   Title: AUTHORIZED SIGNATORY


                                            BARBERRY CORP.


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN ONSHORE LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY









                                            ICAHN OFFSHORE LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN CAPITAL LP


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            IPH GP LLC


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            ICAHN ENTERPRISES HOLDINGS L.P.
                                            BY:  ICAHN ENTERPRISES G.P. INC.,
                                                 ITS GENERAL PARTNER


                                            By:  /s/ DOMINICK RAGONE
                                                 -------------------
                                                 Name:  DOMINICK RAGONE
                                                 Title: CHIEF FINANCIAL OFFICER


                                            IEP ENERGY LLC
                                            BY:  ICAHN ENTERPRISES HOLDINGS
                                                 L.P., ITS SOLE MEMBER
                                            BY:  ICAHN ENTERPRISES G.P. INC.,
                                                 ITS GENERAL PARTNER


                                            By:  /s/ DOMINICK RAGONE
                                                 -------------------
                                                 Name:  DOMINICK RAGONE
                                                 Title: CHIEF FINANCIAL OFFICER

                                            ICAHN ENTERPRISES G.P. INC.


                                            By:  /s/ DOMINICK RAGONE
                                                 -------------------
                                                 Name:  DOMINICK RAGONE
                                                 Title:  CHIEF FINANCIAL OFFICER


                                            BECKTON CORP.


                                            By:  /s/ EDWARD MATTNER
                                                 ------------------
                                                 Name:  EDWARD MATTNER
                                                 Title: AUTHORIZED SIGNATORY


                                            /s/ CARL C. ICAHN
                                            -----------------
                                            Name:  CARL C. ICAHN

Date: March 14, 2012

                                 EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
(a)(1)(i)       Offer to Purchase, dated February 23, 2012*

(a)(1)(ii) Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number)*

(a)(1)(iii)     Notice of Guaranteed Delivery*

(a)(1)(iv) Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*

(a)(1)(v)       Letter to Clients*

(a)(5)(i) Summary Advertisement as published in the New York Times, by the Offeror, on February 23, 2012*

(a)(5)(ii) Press Release of the Offeror, dated February 16, 2012 (incorporated by reference to Exhibit 1 to the Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on February 17, 2012)*

(a)(5)(iii) Press Release of the Offeror, dated March 9, 2012 (incorporated by reference to Exhibit 1 to Amendment No. 1 to Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on March 9, 2012)*

(a)(5)(iv) Press Release of the Offeror, dated March 14, 2012 (filed herewith)

(b)             None.

(d)             None.

(g)             None.

(h)             None.
_____________________
*  Previously Filed